                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 20, 2003

                            ------------------------

                            PARK PHARMACY CORPORATION
             (Exact name of registrant as specified in its charter)


                  COLORADO                                       000-15379                             84-1029701
(State or other jurisdiction of incorporation             (Commission File Number)       (I.R.S. Employer Identification No.)
              or organization)


              10711 PRESTON ROAD, SUITE 250                                                               75230
                      DALLAS, TEXAS                                                                     (Zip code)
        (Address of principal executive offices)

        Registrant's telephone number, including area code: 972-860-0200

ITEM 5. Other Events.

         On January 21, 2003, the Company filed its monthly operating report for December 2002 with the United States Bankruptcy Court for the Northern District of Texas. The monthly operating report is attached as an exhibit to this Current Report on Form 8-K.

         Forward-Looking Statements.

         THIS FORM 8-K, INCLUDING EXHIBITS ATTACHED HERETO, CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING: THE OUTCOME OF THE COMPANY'S CHAPTER 11 PROCESS, THE OUTCOME OF NUMEROUS LAWSUITS AND CLAIMS, GENERAL ECONOMIC CONDITIONS, FUTURE TRENDS, AND OTHER RISKS, UNCERTAINTIES AND FACTORS DISCLOSED IN THE COMPANY'S MOST RECENT REPORTS ON FORMS 10-K, 10-Q AND 8-K FILED WITH THE SEC.

         THE INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORT ATTACHED HERETO HAS BEEN PREPARED IN ACCORDANCE WITH APPLICABLE LAW UNDER THE UNITED STATES BANKRUPTCY CODE AND IS NOT TO BE USED FOR INVESTMENT PURPOSES.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         99.1 Monthly Operating Report of Park Pharmacy Corporation for December 2002.




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                                    SIGNATURE

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PARK PHARMACY CORPORATION

                                    Date: January 31, 2003


                                    By: /s/ CRAIG MACKEY
                                       ---------------------------------------
                                        Craig Mackey,
                                        President and Chief Operating Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Monthly Operating Report of Park Pharmacy Corporation for
                  December 2002